Risk Management and Financial Instruments (Details) - Schedule of Fair Value of Assets and Liabilities Through Profit or Loss - Fair value model [member] - USD ($)	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Risk Management and Financial Instruments (Details) - Schedule of Fair Value of Assets and Liabilities Through Profit or Loss [Line Items]
Fair value through profit or loss	$ 204,573	$ (277,875)	$ 77,969
Amortized cost	(1,566,845)	(963,823)	(1,019,327)
Total	$ (1,362,272)	$ (1,241,698)	$ (941,358)